Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Amperico Corp. (the "Company") for the fiscal year ended May 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Alex Norton, President, Chief Executive Officer and and Chief Financial Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated: August 29, 2013            By: /s/ Alex Norton
                                      ------------------------------------------
                                      Alex Norton, President and Chief Executive
                                      Officer and Chief Financial Officer